UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 12, 2007

QPC LASERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15632 Roxford Street, Sylmar, California		91342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 986-0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2007, QPC Lasers, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal third quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 12, 2007 entitled “QPC Lasers Reports Third Quarter 2007 Revenues Increase 132% Over Third Quarter of 2006.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: November 13, 2007	By:
Blima Tuller
Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 12, 2007 entitled “QPC Lasers Reports Third Quarter 2007 Revenues Increase 132% Over Third Quarter of 2006.”